Exhibit 4.6

Power of Attorney

I, Yuan Huiru, a People’s Republic of China (“China” or the “PRC”) citizen with Tax Identification No. for Filipinos and Foreigners being ******, and a holder of 0.00002% of the entire registered capital in China Online Innovations Inc. (the “Philippines Company”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize China Online Education Group (the “CAYMAN CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The CAYMAN CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of the Philippines Company; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in part or in whole; and 3) designating and appointing on behalf of myself the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the CAYMAN CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the CAYMAN CO and the Philippines Company on August 31, 2015 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the CAYMAN CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the CAYMAN CO shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the CAYMAN CO.

The CAYMAN CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the CAYMAN CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the CAYMAN CO through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in English and executed on August 31, 2015.

Strictly Confidential

(Signature page to Power of Attorney)

Yuan Huiru

		By:	/s/ Yuan Huiru

Accepted by:

China Online Education Group

By:	/s/ Huang Jiajia

Name:	Huang Jiajia

Title:	Director

Acknowledged by:

China Online Innovations Inc.

By:	/s/ Shu Ting

Name:	Shu Ting

Title:	Director

Power of Attorney

I, Jennifer Que, a Philippines citizen with Tax Identification No. for Filipinos and Foreigners being *****, and a holder of 0.00002% of the entire registered capital in China Online Innovations Inc. (the “Philippines Company”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize China Online Education Group (the “CAYMAN CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The CAYMAN CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of the Philippines Company; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in part or in whole; and 3) designating and appointing on behalf of myself the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the CAYMAN CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the CAYMAN CO and the Philippines Company on August 31, 2015 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the CAYMAN CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the CAYMAN CO shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the CAYMAN CO.

The CAYMAN CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the CAYMAN CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the CAYMAN CO through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in English and executed on August 31, 2015.

Strictly Confidential

(Signature page to Power of Attorney)

Jennifer Que

		By:	/s/ Jennifer Que

Accepted by:

China Online Education Group

By:	/s/ Huang Jiajia

Name:	Huang Jiajia

Title:	Director

Acknowledged by:

China Online Innovations Inc.

By:	/s/ Shu Ting

Name:	Shu Ting

Title:	Director

Power of Attorney

I, Samuel Celestino, a Philippines citizen with Tax Identification No. for Filipinos and Foreigners being ******, and a holder of 0.00002% of the entire registered capital in China Online Innovations Inc. (the “Philippines Company”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize China Online Education Group (the “CAYMAN CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The CAYMAN CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of the Philippines Company; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in part or in whole; and 3) designating and appointing on behalf of myself the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the CAYMAN CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the CAYMAN CO and the Philippines Company on August 31, 2015 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the CAYMAN CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the CAYMAN CO shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the CAYMAN CO.

The CAYMAN CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the CAYMAN CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the CAYMAN CO through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in English and executed on August 31, 2015.

Strictly Confidential

(Signature page to Power of Attorney)

Samuel Celestino

		By:	/s/ Samuel Celestino

Accepted by:

China Online Education Group

By:	/s/ Huang Jiajia

Name:	Huang Jiajia

Title:	Director

Acknowledged by:

China Online Innovations Inc.

By:	/s/ Shu Ting

Name:	Shu Ting

Title:	Director

Power of Attorney

I, Wei Li, a Chinese citizen with Tax Identification No. for Filipinos and Foreigners being ******, and a holder of 0.00002% of the entire registered capital in China Online Innovations Inc. (the “Philippines Company”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize China Online Education Group (the “CAYMAN CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The CAYMAN CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of the Philippines Company; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in part or in whole; and 3) designating and appointing on behalf of myself the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the CAYMAN CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the CAYMAN CO and the Philippines Company on August 31, 2015 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the CAYMAN CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the CAYMAN CO shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the CAYMAN CO.

The CAYMAN CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the CAYMAN CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the CAYMAN CO through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in English and executed on August 31, 2015.

Strictly Confidential

(Signature page to Power of Attorney)

Wei Li

		By:	/s/ Wei Li

Accepted by:

China Online Education Group

By:	/s/ Huang Jiajia

Name:	Huang Jiajia

Title:	Director

Acknowledged by:

China Online Innovations Inc.

By:	/s/ Shu Ting

Name:	Shu Ting

Title:	Director

Power of Attorney

I, Xing Liu, a American citizen with Tax Identification No. for Filipinos and Foreigners being ******, and a holder of 0.00002% of the entire registered capital in China Online Innovations Inc. (the “Philippines Company”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize China Online Education Group (the “CAYMAN CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The CAYMAN CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of the Philippines Company; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in part or in whole; and 3) designating and appointing on behalf of myself the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the CAYMAN CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the CAYMAN CO and the Philippines Company on August 31, 2015 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the CAYMAN CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the CAYMAN CO shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the CAYMAN CO.

The CAYMAN CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the CAYMAN CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the CAYMAN CO through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in English and executed on August 31, 2015.

Strictly Confidential

(Signature page to Power of Attorney)

Xing Liu

		By:	/s/ Xing Liu

Accepted by:

China Online Education Group

By:	/s/ Huang Jiajia

Name:	Huang Jiajia

Title:	Director

Acknowledged by:

China Online Innovations Inc.

By:	/s/ Shu Ting

Name:	Shu Ting

Title:	Director